UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Symmetry Panoramic Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Hi and Hello,

The Board of the Symmetry Panoramic Trust nominated a new slate of Trustees at their October 24, 2023 meeting. This change in the Board requires the approval of the shareholders of the Panoramic funds via proxy vote. As such, your clients may receive electronic or written communications on the proxy vote and voting procedures in the near future. Many shareholders, however, will not receive the proxy materials if they hold their shares with one of our omnibus custodial partners who vote proxies for their custodial clients.

The proxy was filed with the SEC last week and contains the details of the proxy vote.

We set-up a dedicated number, (833)-795-8493, set up for proxy information (not voting).

Shareholders can vote by internet, phone, or by mail, using the instructions on the proxy voting card. Click here for a sample.

Please encourage your clients to vote their proxy.

Sincerely,

John B. McDermott, Ph.D.

President, Symmetry Panoramic Trust

Chief Investment Strategist, Symmetry Partners LLC

Symmetry Funds

Inbound Info Agent Only

Meeting Date: December 26, 2023

Toll Free Number: 833-795-8493

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the Symmetry Funds. My name is <Agent Name> on a recorded line. How may I assist you today?

If Unsure of voting:

Would you like me to review the proposal with you? <Once questions have been answered using the proxy materials provided, review the voting options available.>

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED

I can have another proxy statement sent to you via e-mail. Please provide your complete e-mail address.

Should you have any questions once you have received and reviewed the material, please contact us at

1-833-795-8493 between the hours of 9:00am and 10:00pm Monday through Friday Eastern Time.

VOTING OPTIONS:

To vote please follow the instructions provided to you on your ballot.

To vote by Internet

1) Read the Proxy Statement and have the proxy card at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card at hand.

2) Dial the phone number noted on your ballot.

3) Follow the instructions as prompted.

Your vote is important, and your time is appreciated. Thank you and have a good day/evening.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions about your Funds accounts, please contact your investment professional. Thank you.

CC HOURS (EASTERN TIME): Monday through Friday, 9AM to 10PM

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V24839-Z86336

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. To elect six new members to the Board of Trustees:	☐	☐	☐	______

01) Mr. William M. Doran
02) Mr. Jon C. Hunt
03) Mr. Thomas P. Lemke
04) Ms. Nichelle Maynard-Elliott
05) Mr. Jay C. Nadel
06) Mr. Randall S. Yanker

2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 26, 2023.**

**The proxy statement for this meeting is available at www.proxyvote.com**

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.**
**PLEASE CAST YOUR VOTE *TODAY!***

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.**

**IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.**

V24840-Z86336

SYMMETRY PANORAMIC TRUST
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 26, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SYMMETRY PANORAMIC TRUST (the "Trust"). The undersigned shareholder of the Trust hereby appoints John McDermott and Timothy Richards, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m. Eastern Time, on December 26, 2023 at the offices of SEI (Hong Kong Conference Room), One Freedom Valley Drive, Oaks, Pennsylvania 19456 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted FOR the proposal. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.